UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 20, 2004


                           TITANIUM METALS CORPORATION
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             (Exact name of registrant as specified in its charter)


 Delaware                               0-28538                  13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
 of incorporation)                      File Number)         Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                           80202
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code               (303) 296-5600
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events.

     The registrant hereby furnishes the information set forth in its press release issued on October 20, 2004, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.


Item 9.01         Financial Statements and Exhibits.

         (c) Exhibits.

         Item No. Exhibit Index
         -----------------------------------------------------------------------

         99.1    Press Release dated October 20, 2004, issued by the registrant.


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                                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TITANIUM METALS CORPORATION
                                   (Registrant)

                                   /s/ Joan H. Prusse
                                   ---------------------------------------------
                                   Joan H. Prusse
                                   Vice President, General Counsel and Secretary



Date: October 20, 2004





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                 INDEX TO EXHIBITS

Exhibit No.      Description
-----------      ---------------------------------------------------------------
    99.1         Press Release dated October 20, 2004, issued by the registrant.

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE


FOR IMMEDIATE RELEASE:                      CONTACT:

Titanium Metals Corporation                 Bruce P. Inglis
1999 Broadway, Suite 4300                   Vice President - Finance, Corporate
Denver, Colorado 80202                         Controller and Treasurer
                                            (303) 296-5600


           TIMET DECLARES DIVIDEND ON 6-3/4% SERIES A PREFERRED STOCK



     DENVER, COLORADO . . . October 20, 2004 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) announced today that its board of directors, at its most recent meeting, declared a quarterly dividend of $0.84375 per share on its 6-3/4% Series A Preferred Stock, payable on December 15, 2004 to stockholders of record as of the close of business on December 1, 2004.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the Company's website at www.timet.com.

                                    o o o o o